AMENDMENT NO. 2 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of June 21, 2002 (this "Amendment No. 2") to the Revolving Credit Agreement, dated as of December 21, 2001, among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, and CITICORP USA, INC., as administrative agent and collateral agent, as amended by Amendment No. 1 to the Revolving Credit Agreement, dated as of March 21, 2002, among the parties herein (as so amended and as further amended, modified or supplemented from time to time, the "Revolving Credit Agreement").

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.02 of the Revolving Credit Agreement, the Borrower and the Required Lenders wish to amend the Revolving Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

  Definitions. Capitalized terms used herein and not defined herein have the meanings assigned to them in the Revolving Credit Agreement.

  Amendment to the Revolving Credit Agreement. Section 2.02(c) is hereby amended to read in its entirety as follows:

"At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000, provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of twelve Eurodollar Borrowings outstanding."

  Effective Date. This Amendment No. 2 shall become effective as of the date first written above (the "Second Amendment Effective Date").

  Reference to and Effect on the Revolving Credit Agreement.

(a) On and after the Second Amendment Effective Date, each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement, as amended by this Amendment No. 2.

(b) Except as specifically amended by this Amendment No. 2, the Revolving Credit Agreement shall remain in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and performance of this Amendment No. 2 shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of, or operate as a waiver or amendment of any right, power or remedy of the Lenders under the Revolving Credit Agreement.

  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

  Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC., as Borrower

By: /s/ James M. Stolze
Name: James M. Stolze
Title: Executive Vice President and
Chief Financial Officer

By: /s/ Kenneth L. Young
Name: Kenneth L. Young
Title: Treasurer

CITICORP USA, INC., as Lender

By: /s/ Nicolas T. Erni
Name: Nicolas T. Erni
Title: Director/Vice President

UBS STAMFORD BRANCH, as Lender

By: /s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Associate Director
Banking Products Services U.S.

By: /s/ Anthony N. Joseph
Name: Anthony N. Joseph
Title: Associate Director
Banking Products Services, U.S.

CONSENTED TO AND AGREED:
EACH OF THE SUBSIDIARY LOAN PARTIES By: /s/ Kenneth L. Young Name: Kenneth L. Young, in his capacity as Treasurer for each of the Subsidiary Loan Parties

 CONSENTED TO AND AGREED:

Name of Institution:	TPG PARTNERS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	TPG PARALLEL III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	TPG INVESTORS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

 CONSENTED TO AND AGREED:

Name of Institution:	FOF PARTNERS III, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	FOF PARTNERS III-B, L.P. By: TPG GenPar III, L.P., Its General Partner By: TPG Advisors III, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:

TPG DUTCH PARALLEL III, C.V.

By: TPG GenPar Dutch, L.L.C.,
Its General Partner

By: TPG GenPar III, L.P.,
Its Sole Member

By: TPG Advisors III, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

 CONSENTED TO AND AGREED:

Name of Institution:	T3 PARTNERS, L.P. By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARALLEL, L.P. By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 INVESTORS, L.P. By: T3 GenPar, L.P., Its General Partner By: T3 Advisors, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

 CONSENTED TO AND AGREED:

Name of Institution:

T3 DUTCH PARALLEL, C.V.

By: T3 GenPar Dutch, L.L.C.,
Its General Partner

By: T3 GenPar, L.P.,
Its Sole Member

By: T3 Advisors, Inc.,
Its General Partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

Name of Institution:	T3 PARTNERS II, L.P. By: T3 GenPar II, L.P., Its General Partner By: T3 Advisors II, Inc., Its General Partner By: /s/ Richard A Ekleberry Name: Richard A. Ekleberry Title: Vice President
Name of Institution:	T3 PARALLEL II, L.P. By: T3 GenPar II, L.P., Its General Partner By: T3 Advisors II, Inc., Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

 CONSENTED TO AND AGREED:

Name of Institution:	GREEN EQUITY INVESTORS III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: Title:
Name of Institution:	GREEN EQUITY INVESTORS SIDE III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: Title:

 CONSENTED TO AND AGREED:

Name of Institution:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
TCW/CRESCENT MEZZANINE TRUST III and
TCW/CRESCENT MEZZANINE III NETHERLANDS, L.P.

By: TCW/Crescent Mezzanine Management III, L.L.C.,
as Its Investment Manager

By: TCW Asset Management Company, as Its Sub- Advisor

By: /s/ John C. Rocchio
Name: John C. Rocchio
Title: Managing Director

By: /s/ James C. Shevelet, Jr.
Name: James C. Shevelet, Jr.
Title: Senior Vice President